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                    FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                        SUPPLEMENT DATED JANUARY 11, 2016
                    TO THE PROSPECTUSES DATED AUGUST 31, 2015

This supplement revises information in the prospectuses dated August 31, 2015 for the following variable annuity contracts issued by First MetLife Investors Insurance Company ("we," "us," or "our"): Class VA (offered on and after
October 7, 2011); Class VA-4 (offered on and after October 7, 2011); and Class S (offered on and after October 7, 2011) and Class S - L Share Option (offered on and after October 7, 2011). Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, call us at (800) 343-8496 or write to us at 11225 North Community House Road, Charlotte, NC 28277 or to request a free copy.

The Guaranteed Minimum Income Benefit Max V (GMIB Max V) optional rider will not be available for new purchases after February 19, 2016.

I. NON-REG 60 TRANSACTIONS

In New York, for purchases of the variable annuity contract that are not subject
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to Regulation No. 60 (11 NYCRR 51), in order to receive the GMIB Max V optional rider, your application must be signed on or before February 19, 2016 and your application and necessary information must be received by our Annuity Service Center, in Good Order, before the close of the New York Stock Exchange on February 26, 2016.

Applications signed on or before February 19, 2016 and received at our Annuity Service Center after the close of the New York Stock Exchange on February 26, 2016 will not be in Good Order and will be rejected.

II. REG 60 TRANSACTIONS

For purchases of the variable annuity contract that are subject to Regulation
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No. 60 (a "Reg 60 transaction"), in order to receive the GMIB Max V optional benefit, the paperwork we require to initiate the Reg 60 transaction must be received by our Annuity Service Center, in Good Order, before the close of the New York Stock Exchange on February 19, 2016. The application for the contract and additional required paperwork must be received by our Annuity Service Center, in Good Order, before the close of the New York Stock Exchange on March 25, 2016.

Reg 60 transactions initiated on or before February 19, 2016 for which the application and additional required paperwork are received at our Annuity Service Center after the close of the New York Stock Exchange on March 25, 2016 will not be in Good Order and will be rejected.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

                                                       Telephone: (800) 343-8496

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